SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 14, 2002
                                                 ------------------------------


                               Mirant Corporation
             (Exact name of registrant as specified in its charter)

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       Delaware                     001-16107              58-2056305
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(State or other jurisdiction     (Commission File   (IRS Employer Identification
      of incorporation)               Number)                 No.)


    1155 Perimeter Center West Suite 100, Atlanta, Georgia               30338
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           (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (678) 579-5000
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 9.           Regulation FD Disclosure.

         On August 14, 2002, S. Marce Fuller, the principal executive officer of Mirant Corporation, and Raymond D. Hill, the principal financial officer of Mirant Corporation, each submitted to the Securities and Exchange Commission ("SEC") a statement in writing, under oath, pursuant to the SEC's June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, File No. 4-460, and in the form of Exhibit A thereto.

         A copy of each of those sworn statements is attached hereto as an exhibit.

Exhibits

  Exhibit           Description

    99.1 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002 signed by S. Marce Fuller as Principal Executive Officer

    99.2 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002 signed by Raymond D. Hill as Principal Financial Officer

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


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     August 14, 2002                          MIRANT CORPORATION


                                               By /s/ James A. Ward
                                                  ------------------------------
                                                   James A. Ward
                                                   Senior Vice President and
                                                    Controller
                                                  (Principal Accounting Officer)